Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2020	2021
	RMB	RMB
Office furniture and equipment	1,855	1,984
Computer equipment	8,933	9,243
Servers and network equipment	31,967	31,977
Leasehold improvements	9,880	10,010
Vehicles	698	685
Building	12,512	12,512
Total	65,845	66,411
Accumulated depreciation	(46,534)	(52,597)
Impairment	(1,197)	(1,197)
Property and equipment, net	18,114	12,617